UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2012

GLOBAL GROWTH TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-54686	26-3859644
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2012, the Board of Directors (the “Board”) of Global Growth Trust, Inc. (“we,” “us,” “our,” and the “Company”) approved the following changes to the Company’s management.

Effective immediately, the Board accepted the resignation of Robert A. Bourne as chief executive officer of the Company, and appointed with immediate effect Andrew A. Hyltin to serve as the Company’s new chief executive officer. Also effective immediately, John F. Starr will assume the position of the Company’s chief portfolio management officer, and Scott C. Hall will become a senior vice president of operations.

Effective as of April 1, 2013, Steven D. Shackelford will step down as chief financial officer of the Company, and the Board appointed Rosemary Q. Mills to succeed Mr. Shackelford as the Company’s chief financial officer and treasurer. Mr. Shackelford will remain on as an executive vice president of the Company, commencing April 1, 2013.

Ms. Mills, age 54, is a seasoned finance professional with a career spanning over 30 years, has substantial experience in leadership positions, and has focused solely on real estate since 2000. She currently serves as senior vice president of an affiliate of CNL Financial Group, Inc. (“CNL”), with duties extending to both the Company and Global Income Trust, Inc., a public non-traded REIT (“GIT”), which position she has held since April 2010. She also presently holds various offices in a number of subsidiaries of the Company and GIT. From September 2008 to April 2010, Ms. Mills was a consultant to a CNL affiliate working on the initial creation and sponsorship of the Company and GIT. She was vice president-capital markets and integration manager for GE Capital, Franchise Finance (“GE Capital”) from the time of General Electric Company’s acquisition of Trustreet Properties, Inc. (“Trustreet”) in February 2007 until May 2008. Prior to GE Capital’s acquisition of Trustreet, from February 2005 to February 2007, Ms. Mills was Trustreet’s senior vice president responsible for liquidity and capital structure, tax planning and compliance, legal compliance, internal audit and investor relations. Between July 2003 and January 2005, she served as chief financial officer for a CNL affiliate, where she led financial reporting and planning for nine private CNL funds, and for CNL’s 18 public income funds, which merged with and into Trustreet in February 2005. From June 2000 to July 2003, Ms. Mills was senior vice president of finance & strategic planning with CNL Restaurant Properties, Inc. Prior to CNL and its various affiliates and successors, beginning May 1993, Ms. Mills spent seven years with a private pharmacy management consulting practice, initially as director of finance, progressing to president from 1997 to her departure in December 1999. Ms. Mills is a Certified Public Accountant and practiced in the Orlando office of Ernst & Young from 1981 to 1993, initially, as a member of the audit staff and advancing to senior manager of tax. She graduated with a BSBA in Accountancy from the University of Central Florida in 1981.

Mr. Starr, age 37, has held various positions with multiple CNL affiliates since 2002. Most recently, from October 2011 until his appointment as our chief portfolio management officer, Mr. Starr served as senior vice president of portfolio management at CNL Financial Group Investment Management, LLC responsible for developing and implementing strategies to maximize the financial performance of CNL’s real estate portfolios. He also served at CNL Private Equity Corp (“CPE”), as its senior vice president from December 2010 until his appointment as our chief portfolio management officer. Between June 2009 and December 2010, he served as CPE’s senior vice president of asset management, responsible for the oversight and day-to-day management of all real estate assets from origination to disposition. At CNL Management Corp. (“CMC”), Mr. Starr served as its senior vice from January 2011 to May 2012, and previously, as CMC’s senior vice president of asset management, from January 2011 to May 2011. Between January 2004 and February 2005, Mr. Starr served as vice president of real estate portfolio management at Trustreet, and from February 2005 to February 2007, he served as Trustreet’s vice president of special servicing, and as president of a Trustreet affiliate, where he was responsible for the resolution and value optimization of distressed leases and loans. From February 2007 to May 2007, in the year following the sale of Trustreet to GE Capital, he served as GE Capital’s vice president of special servicing, before rejoining CNL affiliates in June 2007. Between May 2002 and January 2004, Mr. Starr was assistant vice president of special servicing at CNL Restaurant Properties, Inc. Prior to joining CNL’s affiliates, Mr. Starr served in various positions in the credit products management group at Wachovia Bank, Orlando, Florida, from December 1997 to

May 2002. Mr. Starr received a B.S. in Business and an M.B.A. from the University of Florida in 1997 and 2007, respectively.

Mr. Hall, age 48, is the president and owner of a private consulting firm based in Orlando, Florida that serves various real estate investment and development projects. Prior to his appointment as senior vice president of operations, he served from May 2011 to December 2012 as a consultant to CNL Global Growth Advisors, LLC, our advisor, and to the advisors of other CNL affiliates, including GIT, CNL Lifestyle Properties, Inc., CNL Healthcare Trust, Inc., each a public, non-traded REITs, and Corporate Capital Trust, Inc., a public, non-traded business development company. From September 2005 to February 2010, Mr. Hall was senior vice president and led the Florida office of The Pizzuti Companies, a nationally recognized real estate investor and developer based in Columbus, Ohio. He also held various positions with a number of CNL affiliates from May 2002 to September 2005. Previously, from 1995 to 2001, Mr. Hall was an associate at Lake Nona, a 7,000-acre mixed-use real estate development in Orlando, Florida, owned by Tavistock Group, an international private investment company. Mr. Hall earned a B.A. in English from Ohio Wesleyan University, and an M.B.A. with honors from Rollins College.

As in the case of all of our other executive officers, Ms. Mills and Messrs. Hyltin, Shackelford, Hall, and Star, do not receive a salary, bonus, or other compensation from the Company; and they are compensated for their services to the Company by our advisor. Ms. Mills and Messrs. Hall and Starr will enter into an indemnification agreement with the Company on substantially the same terms as agreements previously entered into between the Company and its other executive officers, a representative copy of which is included as Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 3, 2011.

For additional information concerning the relationships among the Company, our advisor, the officers and directors of the Company and our advisor, and the risks that arise from those relationships, please refer to the Company’s filings with the SEC, including, the Company’s prospectus dated April 19, 2012, filed with the SEC (including the sections captioned “Risk Factors,” “The Advisor and the Advisory Agreement” and “Conflicts of Interest”), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (including the sections captioned “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”).

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Some factors that might cause such a difference include, but are not limited to, the following: risks associated with our investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks associated with the limited amount of proceeds raised in our offering and as a result, the limited number of investments made; our failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance our business activities, including refinancing and interest rate risk and our failure to comply with debt covenants; our ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; risks related to development projects or acquired property value-add conversions, including construction delays and cost overruns; inability to obtain necessary permits and/or public opposition to these activities; our ability to make necessary improvements to properties on a timely or cost-efficient basis; competition for properties and/or tenants; defaults or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting our properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; material adverse actions or omissions by any joint venture partners; consequences of our net operating losses; increases in operating costs and other expenses; uninsured losses or losses in excess of our insurance coverage; the impact of outstanding and/or potential litigation; unknown liabilities of acquired properties or liabilities caused by property managers or operators; inaccuracies of our accounting estimates; risks associated with our tax structuring; failure to maintain our REIT qualification; and our ability to protect our intellectual property and the value of our brand. Given these uncertainties, we caution you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, and our registration statement on Form S-11 and the sticker supplements and amendments thereto, copies of which may be obtained from our Web site at http://www.growthtrust.com.

We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2012		GLOBAL GROWTH TRUST, INC.
a Maryland corporation

	By:	/s/ Steven D. Shackelford
Steven D. Shackelford
Chief Financial Officer